                                                                   EXHIBIT 10.33

                                PROMISSORY NOTE

$37,232.28 (principal amount)                             Auburn Hills, Michigan
                                                                   June 30, 1999

      WHEREAS, Big Buck Brewery & Steakhouse, Inc., a Michigan corporation ("Lender"), has made certain loans (each, an "Advance," collectively, the "Advances") to the undersigned, Gary J. Hewett ("Maker"), on the dates and in the amounts set forth on Schedule I attached hereto and made a part hereof; and

      WHEREAS, to induce Lender to make the Advances to Maker, Maker agreed to repay the principal amount of each Advance, together with interest from the date of each Advance, to the Lender; and

      WHEREAS, as of the date hereof, the aggregate principal amount of the Advances is $37,232.28 and the aggregate amount of interest accrued thereon is $3,591.15; and

      WHEREAS, Maker desires to memorialize his receipt of the principal amount of each Advance, and reaffirm his obligation to repay the same together with interest thereon, by the execution and delivery to the Lender of this Note;

      NOW, THEREFORE, FOR VALUE RECEIVED, the Maker promises to pay to the order of Lender, at its office at 550 South Wisconsin Street, Gaylord, Michigan 49734 or any other place subsequently designated in writing by the holder hereof, the principal amount of each Advance, the aggregate principal balance of which is Thirty-Seven Thousand Two Hundred Thirty-Two Dollars and Twenty-Eight Cents ($37,232.28), together with interest on the principal amount of each Advance from the date of such Advance at a rate per annum at all times equal to Eight percent (8%). Interest shall be computed on the basis of actual days elapsed in a year of 365 days. The entire principal balance of this Note, plus all accrued interest hereon, shall be due and payable in full on December 31, 2000.

      Maker may prepay this Note in whole or in part without premium or penalty.

      Maker and the signers, sureties, guarantors and endorsers of this Note hereby severally waive presentment for payment, notice of non-payment, protest and notice of protest hereon, agree that when or at any time after this Note becomes due, the holder hereof may, without notice, offset or charge this Note against any account or other property maintained by Maker with the holder hereof, and agree to pay all costs of collection, including, but not limited to, reasonable attorneys' fees, whether or not suit is commenced. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or any other instrument executed in connection herewith shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or exercise of any other power or right.

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      This Note shall be governed by, interpreted, construed and enforced in accordance with the internal laws of the State of Michigan. The undersigned hereby consents to the personal jurisdiction of the state and federal courts located in the State of Michigan in connection with any controversy related to this Note, waives any argument that venue in such forums is not convenient and agrees that any litigation instigated by the undersigned against the Lender in connection with this Note, or any document or instrument securing payment of this Note shall be venued in the District Court of Otsego County, Michigan.

                                  MAKER:


                                  /s/ Gary J. Hewett
                                  ----------------------------------
                                  Gary J. Hewett

    Lender is executing this acknowledgment as payee and holder of the Note for the sole purpose of evidencing its agreement to the repayment of the Advances made to the Maker in accordance with the terms of this Note. Lender shall have no liability under this Note, either direct or indirect.

                                  BIG BUCK BREWERY & STEAKHOUSE, INC.


                                  By /s/ William F. Rolinski
                                     --------------------------------------
                                     William F. Rolinski
                                     Chief Executive Officer, President and
                                     Chairman of the Board


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

                                   SCHEDULE I

                                    Advances


Date of Advance                              Amount of Advance
---------------                              -----------------
08-01-97                                         $2,068.46
09-01-97                                         $2,068.46
10-01-97                                         $2,068.46
11-01-97                                         $2,068.46
12-01-97                                         $2,068.46
01-01-98                                         $2,068.46
02-01-98                                         $2,068.46
03-01-98                                         $2,068.46
04-01-98                                         $2,068.46
05-01-98                                         $2,068.46
06-01-98                                         $2,068.46
07-01-98                                         $2,068.46
08-01-98                                         $2,068.46
09-01-98                                         $2,068.46
10-01-98                                         $2,068.46
11-01-98                                         $2,068.46
12-01-98                                         $2,068.46
01-01-99                                         $2,068.46


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